11

                         DRAVO CORPORATION
                     STOCK OPTION PLAN OF 1994


     Section 1. Establishment of the Plan. There is hereby established the Dravo Corporation Stock Option Plan of 1994 (hereinafter called the "Plan"), pursuant to which officers, other key employees and non-employee directors of Dravo Corporation and its subsidiaries may be granted options to purchase shares of common stock of the Corporation or rights to share in the improvement in the Corporation's stock price performance, in order to provide a long-range incentive and a shareholder's perspective to those persons principally responsible for the continued growth and financial success of the Corporation.

     Section 2. Definitions. For purposes of the Plan, the following definitions shall control:


     (a)  Corporation - Dravo Corporation and its Subsidiaries.


     (b)  Board - the Board of Directors of Dravo Corporation.


     (c) Change in Control - a change in control of the Corporation of such a nature that it would be required to be reported by the Corporation in response to Item 6(e) of Schedule 14A of Regulation
14A promulgated under the Securities Exchange Act of 1934, as in effect on the date hereof ("Exchange Act"); provided, however, that without respect to the foregoing, such a change in control shall be deemed to have occurred if


          i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities; or


          ii) during any period of three consecutive years, individuals who at the beginning of such period constitute the Board, cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Corporation's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.


     (d) Committee - the Compensation Committee appointed by the Board consisting of directors who are not present or former employees of the Corporation. The Committee shall be constituted so that at all relevant times it meets the then applicable requirements of Rule
16b-3 (or its successor) promulgated under the Securities Exchange
Act of 1934, as amended.


     (e) Common Stock - the $1.00 par value shares of common stock of the Corporation.


     (f) Employee Participant - any employee who has met the eligibility requirements set forth in Section 7(a) hereof and to whom a grant has been made and is outstanding under the Plan.


     (g) Fair Market Value - the mean between the highest and lowest quoted selling prices of the Common Stock on the New York Stock Exchange on the relevant date for valuation, or, if no sale of Common Stock shall have been made on that day, the next preceding day on which there was such a sale. If the Common Stock is not listed on the New York Stock Exchange, the Fair Market Value of the Common Stock shall be as determined by the Committee in its discretion.


     (h)  IRC - Internal Revenue Code of 1986, as amended.


     (i) Incentive Stock Option - an option which meets the qualifications of Section 422 of the IRC.


     (j) Non-Statutory Stock Option - an option which is not an Incentive Stock Option.

(k) Retirement - retirement at or after age 55 under a retirement plan of the Corporation.

     (l) SAR or Stock Appreciation Right - an award under which the grantee may earn additional compensation based upon the market performance of the Common Stock.

(m) Subsidiary - a corporation the majority of the outstanding voting stock of which is directly or indirectly owned by the Corporation.
     Section 3. Types of Options. Options granted pursuant to the Plan may be either Incentive Stock Options or Non-Statutory Stock Options. Incentive Stock Options and Non-Statutory Stock Options shall be granted separately hereunder. Subject to the provisions of the Plan, the Committee, in its sole discretion, shall determine whether and to what extent options granted under the Plan shall be designated as Incentive Stock Options or Non-Statutory Stock Options.

     Section 4. Duration. All awards granted under this Plan must be granted within ten years from the effective date set forth in
Section 25 hereof. Any awards outstanding after the expiration of such ten-year period may be exercised within the option periods prescribed for such options.

     Section 5. Administration. The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or the acts approved in writing by a majority of the Committee, shall be deemed the acts of the Committee. Subject to the provisions of the Plan and to policies determined by the Board of Directors, the Committee is authorized to interpret the Plan, adopt such rules and regulations and take such action in the administration of the Plan as it shall deem proper. Decisions of the Committee shall be binding on all persons claiming rights under the Plan. Subject to the provisions of the Plan, recommendations as to the operation and administration of the Plan, eligible employees, type and amount of incentive awards and performance criteria may be made by a Management Compensation Committee which shall consist of senior executives of the Corporation selected by the Committee.

     Section 6. Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to determine the persons to whom options and SARs shall be awarded and the number of shares to be covered by each option or SAR. The Committee may determine that options or SARs shall be exercisable in one or more installments during the term of the option or SAR and the right to exercise may be cumulative as determined by the Committee.

     Section 7.  Eligibility.


     (a) Officers and other key employees of the Corporation (including officers and other employees who are directors of the Corporation) who, in the opinion of the Committee, are mainly responsible for the continued growth and development and future financial success of the business shall be eligible to participate in the Plan. The Committee shall, in its sole discretion, from time to time select from such eligible persons those to whom options or SARs shall be granted and determine the type of option and the number of shares to be included in such option or SAR. No officer or other employee shall have any right to receive an option or SAR except as the Committee in its discretion shall determine.


     (b) Non-employee directors shall be eligible to receive awards only pursuant to and in accordance with Section 12 of the Plan.

     Section 8. Shares Subject to the Plan. The total number of shares of Common Stock which may be issued or on which SARs may be calculated pursuant to the Plan shall be One Million (1,000,000) shares of Common Stock (subject to adjustment as provided in Section 13), which may be either authorized and unissued shares or shares held in the treasury of the Corporation, and which shares are hereby reserved for the purposes of the Plan. To the extent that options or SARs granted under the Plan shall expire or terminate without being exercised, shares covered thereby shall remain available for purposes of the Plan. To the extent that options are terminated by reason of the exercise of a related SAR, the shares covered by such option shall not be available for grant of further options or SARs under the Plan.

     Section 9. Terms of Options and SARs Awarded to Employee Participants. Each option and SAR granted to an Employee Participant under the Plan shall be evidenced by a stock option or Stock Appreciation Rights agreement between the Corporation and the grantee and shall be subject to the following terms and conditions:


     (a) Subject to adjustment as provided in Section 13 of the Plan, the price at which each share covered by an option or SAR may be purchased shall be determined in each case by the Committee but shall not be less than the Fair Market Value thereof at the time the option is granted. If a grantee owns (or is deemed to own under applicable provisions of the IRC and rules and regulations promulgated thereunder) more than 10% of the combined voting power of all classes of the stock of the Corporation (or any parent or Subsidiary corporation of the Corporation) and an option granted to such grantee is intended to qualify as an Incentive Stock Option, the option price shall be not less than 110% of the Fair Market
Value of the shares covered by the option on the date the option is granted.


     (b) During the lifetime of the grantee, the option or SAR may be exercised only by the grantee or by his or her guardian or legal representative. The option or SAR shall not be transferable by the grantee otherwise than by will or by the laws of descent and distribution.


     (c) Except as otherwise provided herein, an option or SAR may be exercised in whole at any time, or in part from time to time, within such period or periods from the granting of the option or SAR as may be determined by the Committee and set forth in the stock option or Stock Appreciation Rights agreement (such period or periods being hereinafter referred to as the exercise period), provided that except as otherwise provided in Section 11 hereof, options and SARS may not be exercisable prior to one (1) year from the date of grant and the exercise period shall not exceed ten years. Notwithstanding the foregoing:


          i) An option or SAR may be exercised during the lifetime of the grantee only while he or she is in the employ of the Corporation or within three (3) months following termination of employment and only to the extent that the option or SAR would be exercis-able by the grantee at the time of termination. Notwithstanding the foregoing, in the event that termination is by reason of Retirement, permanent disability or death, the option or SAR may be exercised in whole or in part until the earlier of (1) the expiration of the term of the option or SAR, or (2) five years after said termination. In the event the grantee dies within five years following Retirement or termination by reason of permanent disability,his or her estate may exercise the option or SAR until the earlier of(1)the expiration of the term of the option or SAR, or(2)five years after said employee's retirement or termination. For this purpose, the grantee may designate to the Committee the person or persons to whom his or her rights under the option or SAR shall pass in the event of his or her death;


          ii)  The option or SAR may not be exercised for more shares
               (subject to adjustment as provided in Section 13) after the termination of the grantee's employment or his or her death than the grantee was entitled to acquire thereunder at the time of the termination of the grantee's employment or his or her death;


          iii) If a grantee owns (or is deemed to own under applicable provisions of the IRC and rules and regulations promulgated thereunder) more than 10% of the combined voting power of all classes of the stock of the Corporation (or any parent or Subsidiary corporation of the Corporation) and an option granted to such grantee is intended to qualify as an Incentive Stock Option, the option by its terms may not be exercisable after the expiration of five years from the date such option is granted.


     (d) Subject to the limitations herein set forth, the option or SAR may be exercised in whole or in part from time to time by written request made to the Corporation in the manner determined from time to time by the Committee. Payment in full for the number of shares purchased upon exercise of an option shall be made to the Corporation at the time of each exercise. Payment may be made in cash or by delivering to the Corporation shares of Common Stock of the Corporation or any combination of such shares and cash, having in any case an aggregate Fair Market Value equal to the option price of the shares being purchased pursuant to the exercise of the option, or by delivering to the Corporation a notice of exercise with an irrevocable direction to a registered broker-dealer under the Securities Exchange Act of 1934, as amended, to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Corporation to pay the exercise price.


     (e) No grantee may be granted Incentive Stock Options to purchase Common Stock of the Corporation in any year to the extent that the aggregate Fair Market Value of the Common Stock, determined at the time of grant, with respect to which Incentive Stock Options are exercisable for the first time by the grantee (under all plans of the Corporation) exceeds $100,000 during such calendar year. If any option designated as an Incentive Stock Option either alone or in conjunction with any other option or options exceeds the foregoing limitation, options in excess of such limitation shall automatically be reclassified as Non-Statutory Stock Options by whole number of shares, with later granted options being so reclassified first.


     (f) The Committee, in its discretion, may provide that any option intended to be an Incentive Stock Option shall also be subject to such additional or more restrictive terms and conditions as may, from time to time, be required to constitute such option an Incentive Stock Option under the provisions of Section 422 of the IRC. This Plan shall be construed in a manner consistent with
Section 422 of the IRC and Treasury Regulations promulgated or proposed thereunder.


     (g) The Committee may include such other terms and conditions not inconsistent with the foregoing as the Committee shall approve.
Without limiting the generality of the preceding sentence, the Committee shall be authorized to impose conditions to the exercise of options relating to the performance of the Corporation or any Subsidiary or of grantee(s) or any combination of the foregoing.
The Committee shall, in its sole judgment, determine whether such conditions have been fulfilled and may require that the Committee receive from the Corporation a written certificate as to the fulfillment of such conditions before shares are issued and sold pursuant to options or SARs which have been exercised.

     Section 10.  Stock Appreciation Rights.


     (a) The Committee, in its discretion, may provide that any option granted to an Employee Participant includes a tandem Stock
Appreciation Right; provided, however, that a grantee may elect to exercise the tandem Stock Appreciation Right with respect to an Incentive Stock Option only when the Fair Market Value of the shares subject to such option exceeds the option price. The right to elect such Stock Appreciation Right granted in tandem with an option shall entitle the grantee to receive an amount equal to the excess of the Fair Market Value of one share of Common Stock over the option price per share, multiplied times the number of shares as to which the option, or portion thereof, is surrendered. This amount shall be paid in cash or in Common Stock, or in such combination of Common Stock and cash as the Committee shall from time to time determine, having in any case an aggregate Fair Market Value equal to the amount required to be paid. All SARs granted in tandem with options shall be subject to the same terms and conditions as the related option.


     (b) The Committee, in its discretion, may grant Stock Appreciation Rights which do not relate to an option. Such "stand-alone" SARs shall be governed by the provisions of the Plan relating to Non-Statutory Stock Options and by the terms of a Stock Appreciation
Rights Agreement between the Corporation and the grantee setting forth the number of shares as to which such stand-alone SARs are granted and such other terms and conditions as the Committee may determine. Upon exercise of a stand-alone SAR, the grantee shall be entitled to receive an amount equal to the excess of the Fair
Market Value of one share of Common Stock determined at the date of exercise over the Fair Market Value of one share of Common Stock determined at the date of grant, multiplied times the number of shares as to which the SAR was granted. This amount shall be paid in cash or in Common Stock, or in such combination of Common Stock and cash as the Committee shall from time to time determine, having in any case an aggregate Fair Market Value equal to the amount required to be paid.

     Section 11. Acceleration of Right of Exercise. Except with respect to options granted to non-employee directors, any option or SAR granted hereunder shall become immediately exercisable in the event of a Change in Control unless otherwise provided by the Committee at the time of grant.

     Section 12.  Provisions Applicable to Non-employee Directors
Options.


     (a) Each non-employee director shall automatically receive a Non-Statutory Stock Option to purchase 1,500 shares of Common Stock on the first Friday following the Corporation's Annual Meeting of Shareholders at which such director is elected to serve and on the first Friday following each Annual Meeting of Shareholders thereafter so long as such director continues as a member of the Board. Any non-employee director whose initial term commenced prior to the effective date of this Plan who is serving as a director on such effective date shall automatically receive a Non-Statutory Stock Option to purchase 1500 shares of common stock on the first Friday following each Annual Meeting of Shareholders so long as such director continues as a member of the Board.


     (b) Each option granted to a non-employee director shall be evidenced by written documentation containing its terms and conditions.


     (c) The exercise price for options granted to non-employee directors shall not be less than 100% of the Fair Market Value of the underlying shares of Common Stock on the date the stock option is granted.

(d) Stock options granted to non-employee directors under this Plan shall become exercisable one year after the date of grant, shall expire ten years after the date of grant and shall not be transferable otherwise than by will or by the laws of descent and distribution.

     (e) Payment may be made in cash or by delivering to the Corporation shares of Common Stock of the Corporation or any combination of such shares and cash, having in any case an aggregate Fair Market Value equal to the option price of the shares being purchased pursuant to the exercise of the option or by delivering to the Corporation a notice of exercise with an irrevocable direction to a registered broker-dealer under the Securities Exchange Act of 1934, as amended, to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Corporation to pay the exercise price.


     (f) Upon cessation of service of a non-employee director (other than for death), only those options exercisable at the date of cessation of service shall continue to be exercisable by the grantee. Such options must be exercised within 90 days of cessation of service, but in no event after the expiration of the option period.


     (g) Upon the death of a non-employee director, those options which were exercisable on the date of death may be exercised within 36 months from the date of death, but in no event after the expiration of the option period, by the grantee's estate. For this purpose, the grantee may designate to the Committee the person or persons to whom his or her rights under the option shall pass in the event of his death.

     Section 13.  Adjustment of Number and Price of Shares.


     (a) In the event that a dividend shall be declared upon the Common Stock of the Corporation payable in shares of said stock, the number of shares of Common Stock covered by each outstanding option and SAR and the number of shares available for issuance pursuant to the Plan but not covered by options or SARs shall be adjusted by adding thereto the number of shares which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend.


     (b) In the event that the outstanding shares of Common Stock of the Corporation shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for the shares of Common Stock covered by each outstanding option and SAR and for the shares available for issuance pursuant to the Plan but not covered by an option or SAR, the number and kind of shares of stock or other securities which would have been substituted therefor if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such changed or substituted stock, SAR or other securities.


     (c) In the event there shall be any change, other than specified above in this Section 13, in the number or kind of outstanding shares of Common Stock of the Corporation or of any stock or other securities into which such Common Stock shall be changed or for which it shall have been exchanged, then if the Committee shall determine, in its discretion, that such change equitably requires an adjustment in the number or kind of shares covered by outstanding options or SARs or which are available for issuance pursuant to the Plan but not covered by options or SARs, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and on each outstanding stock option and SAR agreement.

(d) In the event that, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board of Directors shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the IRC applies, then, notwithstanding any other provision of the Plan, the Committee may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, in conformity with the provisions of such
Section 424(a) and the regulations thereunder, as they may be amended from time to time; provided, however, that no such grant may be made to a non-employee director.

     (e) No adjustment or substitution provided for in this Section 13 shall require the Corporation to issue or to sell a fractional share under any stock option or Stock Appreciation Rights agreement and the total adjustment or substitution with respect to each stock option or Stock Appreciation Rights agreement shall be limited accordingly.

(f) In the case of any adjustment or substitution provided for in this Section 13, the price per share in each stock option and SAR agreement shall be equitably adjusted by the Committee to reflect the greater or lesser number of shares of stock or other securities into which the stock covered by the option or SAR may have been changed or which may have been substituted therefor.
     Section 14. Amendment and Termination. The Board of Directors may modify, amend, or terminate the Plan at any time except that, to the extent then required by applicable law, rule, or regulation, approval of the holders of a majority of shares of Common Stock represented in person or by proxy at a meeting of the stockholders will be required to increase the maximum number of shares of Common Stock available for distribution under the Plan (other than increases due to adjustments in accordance with the Plan and a one time increase that would not increase the amount of Common Stock issuable under the Plan by more than 10%). Notwithstanding the foregoing, an amendment revising the price, date of exercisability, option period of or amount of shares under a Stock Option granted to a non-employee director shall not be made more frequently than once every six months unless necessary to comply with the IRC or with the Employee Retirement Income Security Act of 1974, as amended, or the Rules promulgated thereunder, respectively. No modification, amendment, or termination of the Plan shall adversely affect the rights of a participant under a grant previously made to him without the consent of such participant.

     Section 15. Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any stock option or SAR agreement issued under the Plan, the Corporation shall not be required to issue any shares hereunder prior to the registration of the shares subject to the Plan under the Securities Act of 1933 or the Securities Exchange Act of 1934, if such registration shall be necessary, or before compliance by the Corporation or any participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with all other applicable Federal and state laws and regulations and rulings thereunder. The Corporation shall use its best efforts to effect such registrations and to comply with such laws, regulations and rulings forthwith upon advice by its counsel that any such registration or compliance is necessary.

     Section 16. Compliance with Rule 16b-3. It is the Corporation's intent that the Plan comply in all respects with Rule 16b-3 of the Exchange Act and any regulations promulgated thereunder. If any provision of this Plan is later found not to be in compliance with the Rule, the provisions shall be deemed null and void. All grants and exercises of options under this Plan by individuals subject to Section 16 of the Exchange Act shall be executed in accordance with the requirements of Section 16, as amended, and any regulations promulgated thereunder.

     Section 17.  Tax Withholding.


     (a) Whenever shares are to be issued under the Plan, the Corporation shall have the right to require the grantee to remit to the Corporation an amount sufficient to satisfy Federal, state and local tax withholding requirements prior to the delivery of any certificate for such shares. If a grantee makes a disposition of shares acquired upon the exercise of an Incentive Stock Option within either two years after grant or one year after the receipt of Common Stock by the grantee, the grantee shall promptly notify the Corporation and the Corporation shall have the right to require the grantee to pay to the Corporation an amount sufficient to satisfy Federal, state and local tax withholding requirements. Whenever payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy Federal, state and local tax withholding requirements and authorized deductions.


     (b) A grantee who is obligated to pay to the Corporation an amount required to be withheld under applicable income tax laws in connection with the exercise of Non-Statutory Stock Options under the Plan may elect to satisfy this withholding obligation, in whole or in part, by requesting that the Corporation withhold shares of Common Stock otherwise issuable to the grantee upon exercise of the option or by delivering to the Corporation already owned shares of Common Stock of the Corporation having a Fair Market Value on the date on which the amount of tax to be withheld is determined (the
"Tax Date") equal to the amount of the tax required to be withheld.
Any fractional amount shall be paid to the Corporation by the grantee in cash or shall be withheld from the grantee's next regular paycheck.


     (c) An election by a grantee to have shares of Common Stock withheld or to deliver to the Corporation already owned shares of Common Stock of the Corporation to satisfy Federal, state and local tax withholding requirements pursuant to subparagraph (b) above (the "Election"), shall be subject to the following restrictions:


          i) The Election must be in writing and delivered to the Corporation prior to the Tax Date;


          ii)  The Election shall be irrevocable by the grantee; and


          iii) The Election shall be subject to approval by the Committee, which approval may be granted or withdrawn at any time prior to the Tax Date.


     (d) Notwithstanding the provisions of subparagraphs (a)-(c) above, if a grantee is an officer or director of the Corporation, as defined for purposes of Rule 16b-3 under the Exchange Act, as amended, and withholding of any Federal, state or local taxes is required, the Corporation shall hold back from the shares of Common Stock to be delivered that number of shares having a Fair Market
Value equal to the amount of tax to be withheld to satisfy the tax withholding obligation.

     Section 18. Governing Law. The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts entered into and performed entirely in such state.

     Section 19. Designation of Beneficiary. An Employee Participant may designate, in a writing delivered to the Corporation before his or her death, a person or persons to receive, in the event of the Employee Participant's death, any rights to which he or she would be entitled under the Plan. An Employee Participant may also designate an alternate beneficiary to receive payments if the primary beneficiary does not survive the Employee Participant. An Employee Participant may designate more than one person as his or her beneficiary or alternate beneficiary, in which case such persons would receive payments as joint tenants with a right of survivorship. A beneficiary designation may be changed or revoked by an Employee Participant at any time by filing a written statement of such change or revocation with the Corporation. If an Employee Participant fails to designate a beneficiary, then his estate shall be deemed to be his beneficiary.

     Section 20. Employment Rights. Neither the Plan nor any action taken hereunder shall be construed as giving any employee of the Corporation the right to become a Employee Participant, and a grant under the Plan shall not be construed as giving any Employee Participant any right to be retained in the employ of the Corporation.

     Section 21. Expenses. The expenses of administering the Plan shall be borne by the Corporation.

     Section 22. Indemnification. Service on the Committee shall constitute service as a member of the Board so that members of the Committee shall be entitled to indemnification and reimbursement as directors of the Corporation pursuant to its Articles of Incorporation, By-Laws, or resolutions of the Board or shareholders.

     Section 23. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any retirement, group insurance, or other employee benefit plan of the Corporation. The Plan shall not preclude the shareholders of the Corporation, the Board or any committee thereof, or the Corporation from authorizing or approving other employee benefit plans or forms of incentive compensation, nor shall it limit or prevent the continued operation of other incentive compensation plans or other employee benefit plans of the Corporation or the participation in any such plans by Employee Participants in the Plan.

     Section 24. No Trust or Fund Created. Neither the Plan nor any grant made hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and an Employee Participant or any other person. To the extent that any person acquires a right to receive payments from the Corporation pursuant to a grant under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

     Section 25. Effective Date of the Plan. The Plan shall become effective immediately upon approval of the Plan by the Board provided that the Plan shall thereafter be approved by a majority of the outstanding shares of the Corporation at the Annual Meeting of the Shareholders of the Corporation on April 28, 1994. No options shall be granted hereunder until the Committee shall have been advised by the Corporation's counsel that all applicable legal requirements have been satisfied and that appropriate rulings, if any, which are required from governmental agencies, have been obtained.



As amended effective December 12, 1995.